                                                  Exhibit 99.1
--------------------------------------------------------------------------------
                                                  Monthly Operating Report

----------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                     ACCRUAL BASIS
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
JUDGE: Barbara J. Houser
----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                                    Chief Financial Officer
---------------------------------------  ---------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE


Drew Keith                                            9/20/2002
---------------------------------------  ---------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE

PREPARER:


/s/ Jessica L. Wilson                             Chief Accounting Officer
---------------------------------------  ---------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE



Jessica L. Wilson                                     9/20/2002
---------------------------------------  ---------------------------------------
PRINTED NAME OF PREPARER                                 DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                                  ACCRUAL BASIS-1
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------
                                                        MONTH           MONTH       MONTH
                                       SCHEDULE     -------------------------------------
ASSETS                                  AMOUNT        July 2002      August 2002
-----------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH               $ 13,401,586   $  10,574,880   $  35,178,700    $0
-----------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                $           0   $   6,000,354    $0
-----------------------------------------------------------------------------------------
3.   TOTAL CASH                      $ 13,401,586   $  10,574,880   $  41,179,054    $0
-----------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                       ($14,334,566)   ($11,721,874)   $0
-----------------------------------------------------------------------------------------
5.   INVENTORY                                      $           0   $           0    $0
-----------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                $     15,000   $      15,000   $      15,000    $0
-----------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                               $     646,080   $     542,083    $0
-----------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)             $422,186,692   $ 309,371,515   $ 273,826,522    $0
-----------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $435,603,278   $ 306,272,909   $ 303,840,785    $0
-----------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     $  2,425,652   $   7,673,806   $   7,684,009    $0
-----------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                       $   4,671,236   $   4,751,209    $0
-----------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT  &
     EQUIPMENT                       $  2,425,652   $   3,002,570   $   2,932,800    $0
-----------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS               $     62,465   $     196,763   $     219,367    $0
-----------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET  OF
     AMORTIZATION (ATTACH LIST)      $ 10,967,208   $   7,226,860   $   7,226,860    $0
-----------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)             $138,370,015   $ 138,370,015   $ 138,370,015    $0
-----------------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $587,428,618   $ 455,069,117   $ 452,589,827    $0
-----------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                               $     472,263   $     674,974    $0
-----------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                    ($1,039,371)    ($1,073,491)   $0
-----------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                  $           0   $           0    $0
-----------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                              $   1,012,548   $   1,429,903    $0
-----------------------------------------------------------------------------------------
21.  SECURED DEBT                                   $           0   $           0    $0
-----------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                            $     135,900   $     160,271    $0
-----------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                    $     581,340   $   1,191,657    $0
-----------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------
24.  SECURED DEBT                    $466,119,468   $ 326,507,145   $ 323,507,145    $0
-----------------------------------------------------------------------------------------
25.  PRIORITY DEBT                   $     29,661   $           0   $           0    $0
-----------------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $ 22,580,547   $   2,232,210   $   2,178,425    $0
-----------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)             $          0   $  28,849,513   $  28,849,513    $0
-----------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $488,729,676   $ 357,588,868   $ 354,535,083    $0
-----------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $488,729,676   $ 358,170,208   $ 355,726,740    $0
-----------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                     $  98,457,967   $  98,457,967    $0
-----------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                 ($1,559,058)    ($1,594,880)   $0
-----------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------
33.  TOTAL EQUITY                    $          0   $  96,898,909   $  96,863,087    $0
-----------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                  $488,729,676   $ 455,069,117   $ 452,589,827    $0
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                                  ACCRUAL BASIS-2
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------
                                           MONTH         MONTH       MONTH
                                         ---------------------------------     QUARTER
REVENUES                                 July 2002    August 2002                TOTAL
-----------------------------------------------------------------------------------------
1.   GROSS REVENUES                      $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS           $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
3.   NET REVENUE                         $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------
4.   MATERIAL                            $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
5.   DIRECT LABOR                        $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                     $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD            $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
8.   GROSS PROFIT                        $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION        $   70,417   $     70,417     $0    $    140,834
-----------------------------------------------------------------------------------------
10.  SELLING & MARKETING                 $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE             ($878,874)   ($1,095,704)    $0     ($1,974,578)
-----------------------------------------------------------------------------------------
12.  RENT & LEASE                        $   21,258   $     21,258     $0    $     42,516
-----------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                 $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES             ($787,199)   ($1,004,029)    $0     ($1,791,228)
-----------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                    $  787,199   $  1,004,029     $0    $  1,791,228
-----------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)       ($9,536)      ($16,004)    $0        ($25,540)
-----------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)   $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                    $   77,115   $     75,946     $0    $    153,061
-----------------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION              $   79,972   $     79,973     $0    $    159,945
-----------------------------------------------------------------------------------------
20.  AMORTIZATION                        $    1,798   $      1,798     $0    $      3,596
-----------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                 $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES         $  149,349   $    141,713     $0    $    291,062
-----------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                   $  705,429   $    922,258     $0    $  1,627,687
-----------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                   $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                 $        0   $          0     $0    $          0
-----------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES       $  705,429   $    922,258     $0    $  1,627,687
-----------------------------------------------------------------------------------------
27.  INCOME TAX                            ($27,032)      ($24,120)    $0        ($51,152)
-----------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                     ($40,547)      ($35,822)    $0        ($76,369)
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                                  ACCRUAL BASIS-3
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------------------

-------------------------------------------------------------------------------------
                                         MONTH         MONTH      MONTH
CASH RECEIPTS AND                     ---------------------------------     QUARTER
DISBURSEMENTS                          July 2002    August 2002              TOTAL
-------------------------------------------------------------------------------------
1.   CASH-BEGINNING OF MONTH          $ 9,531,540   $10,574,880     $0    $ 9,531,540
-------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------
2.   CASH SALES                       $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------
3.   PREPETITION                      $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
4.   POSTPETITION                     $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS         $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)   $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
7.   SALE OF ASSETS                   $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)              $12,799,942   $42,084,867     $0    $54,884,809
-------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS     $12,799,942   $42,084,867     $0    $54,884,809
-------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                   $12,799,942   $42,084,867     $0    $54,884,809
-------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE             $22,331,482   $52,659,747     $0    $64,416,349
-------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------
12.  NET PAYROLL                      $ 1,448,121   $ 1,779,145     $0    $ 3,227,266
-------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID               $   568,256   $   686,783     $0    $ 1,255,039
-------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID    $    37,497   $    93,013     $0    $   130,510
-------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES            $ 2,210,339   $ 1,429,056     $0    $ 3,639,395
-------------------------------------------------------------------------------------
16.  UTILITIES                        $    38,339   $    45,598     $0    $    83,937
-------------------------------------------------------------------------------------
17.  INSURANCE                        $   945,945   $   293,662     $0    $ 1,239,607
-------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES              $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                 $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
20.  TRAVEL                           $   234,475   $   206,222     $0    $   440,697
-------------------------------------------------------------------------------------
21.  ENTERTAINMENT                    $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE            $   904,863   $ 1,132,562     $0    $ 2,037,425
-------------------------------------------------------------------------------------
23.  SUPPLIES                         $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
24.  ADVERTISING                      $     2,673   $     3,504     $0    $     6,177
-------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)              $ 4,957,777   $10,478,154     $0    $15,435,931
-------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS    $11,348,285   $16,147,699     $0    $27,495,984
-------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                $   408,317   $   333,348     $0    $   741,665
-------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                $         0   $         0     $0    $         0
-------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)              $         0   $ 1,000,000     $0    $ 1,000,000
-------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES    $   408,317   $ 1,333,348     $0    $ 1,741,665
-------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS              $11,756,602   $17,481,047     $0    $29,237,649
-------------------------------------------------------------------------------------
32.  NET CASH FLOW                    $ 1,043,340   $24,603,820     $0    $25,647,160
-------------------------------------------------------------------------------------
33.  CASH-END OF MONTH                $10,574,880   $35,178,700     $0    $35,178,700
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                                  ACCRUAL BASIS-4
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------------------

---------------------------------------------------------------------------------------
                                                      MONTH           MONTH       MONTH
                                       SCHEDULE   -------------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT      July 2002      August 2002
---------------------------------------------------------------------------------------
1.   0-30                                         $           0           ($114)   $0
---------------------------------------------------------------------------------------
2.   31-60                                        $           0   $      14,356    $0
---------------------------------------------------------------------------------------
3.   61-90                                        $           0         ($1,200)   $0
---------------------------------------------------------------------------------------
4.   91+                                          $      81,866   $   4,022,721    $0
---------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE            $0      $      81,866   $   4,035,763    $0
---------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE              $  14,416,432   $  15,757,637    $0
---------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)            $0       ($14,334,566)   ($11,721,874)   $0
---------------------------------------------------------------------------------------

----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                      MONTH: August 2002
---------------------------------------------------------------------------------------
                                 0-30        31-60     61-90       91+
TAXES PAYABLE                    DAYS        DAYS      DAYS       DAYS        TOTAL
---------------------------------------------------------------------------------------
1.   FEDERAL                  ($1,073,491)  $     0   $     0   $      0    ($1,073,491)
---------------------------------------------------------------------------------------
2.   STATE                   $          0   $     0   $     0   $      0   $          0
---------------------------------------------------------------------------------------
3.   LOCAL                   $          0   $     0   $     0   $      0   $          0
---------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)     $          0   $     0   $     0   $      0   $          0
---------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE      ($1,073,491)  $     0   $     0   $      0    ($1,073,491)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE        $    137,957   $67,651   $32,329   $437,037   $   674,974
---------------------------------------------------------------------------------------

----------------------------------------
STATUS OF POSTPETITION TAXES                                  MONTH: August 2002
---------------------------------------------------------------------------------------
                                   BEGINNING        AMOUNT                    ENDING
                                      TAX        WITHHELD AND/   AMOUNT         TAX
FEDERAL                            LIABILITY*     0R ACCRUED      PAID       LIABILITY
---------------------------------------------------------------------------------------
1.   WITHHOLDING**                $          0     $  67,207     $67,207   $          0
---------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**              $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**              $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                 $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
5.   INCOME                        ($1,039,371)     ($24,120)    $10,000    ($1,073,491)
---------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)          $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES           ($1,039,371)    $  43,087     $77,207    ($1,073,491)
---------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------
8.   WITHHOLDING                  $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
9.   SALES                        $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
10.  EXCISE                       $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                 $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
12.  REAL PROPERTY                $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY            $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)          $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL          $          0     $       0     $     0   $          0
---------------------------------------------------------------------------------------
16.  TOTAL TAXES                   ($1,039,371)    $  43,087     $77,207    ($1,073,491)
---------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                                  ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH: August 2002
                                                                     -----------

----------------------------------------
BANK RECONCILIATIONS
                                                 Account #1   Account #2     Account #3
---------------------------------------------------------------------------------------------------
A.   BANK:                                        Bank One     Bank One      Wells Fargo
----------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                              100140334   9319959434     4417-881463    TOTAL
----------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                              Operating   Disbursement    Operating
---------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                    $404,540    $  300,000       $38,664    $753,979
---------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED              $      0    $        0       $     0    $      0
---------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                  $      0    $  599,043       $     0    $637,835
---------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                       $  8,007    $        0       $     0    $  8,007
---------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                   $412,547     ($299,043)      $38,664    $152,168
---------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN                 No checks         49335     No checks
---------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------
                                             DATE OF        TYPE OF         PURCHASE      CURRENT
BANK, ACCOUNT NAME & NUMBER                 PURCHASE       INSTRUMENT        PRICE         VALUE
---------------------------------------------------------------------------------------------------
7.   Wells Fargo Certificate of Deposit                 CD                $   200,000   $   205,115
---------------------------------------------------------------------------------------------------
8.   Bank One                              8/30/2002    Overnight Sweep   $34,842,500   $34,842,500
---------------------------------------------------------------------------------------------------
9.   N/A
---------------------------------------------------------------------------------------------------
10.  N/A
---------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                    $35,042,500   $35,047,615
---------------------------------------------------------------------------------------------------

----------------------------------------
CASH
---------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                   $     2,000
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                          $35,178,700
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                                  ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH: August 2002
                                                                     -----------

----------------------------------------
BANK  RECONCILIATIONS
                                         Account #4        Account #5         Account #6
-----------------------------------------------------------------------------------------------------
A.      BANK:                             Bank One          Bank One           Bank One
-----------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                  1570695922   100129949/931995845     1586268961      TOTAL
-----------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                   Payroll      Health Insurance     Flex Spending
-----------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT           $       0          $1,524             $9,251      $  10,775
-----------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED     $       0          $    0             $    0      $       0
-----------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS         $  37,268          $1,524             $    0      $  38,792
-----------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS              $       0          $    0             $    0      $       0
-----------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS           ($37,268)         $    0             $9,251       ($28,017)
-----------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN             97169          158414              11208
-----------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------
                                                         DATE OF     TYPE OF     PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                              PURCHASE   INSTRUMENT     PRICE      VALUE
-----------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                              $0         $0
-----------------------------------------------------------------------------------------------------

----------------------------------------
CASH
-----------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                        $      0
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                               ($28,017)
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                                  ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH: August 2002
                                                                     -----------

----------------------------------------
BANK RECONCILIATIONS
                                            Account #7     Account #5   Account #6
--------------------------------------------------------------------------------------------
                                            First Union
A.      BANK:                               Nat'l Bank
----------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                    2000011052692                              TOTAL
----------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                    ST Disability
--------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                $7,165                                 $7,165
--------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED          $    0                                 $    0
--------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS              $2,231                                 $2,231
--------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                   $    0                                 $    0
--------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS               $4,934                                 $4,934
--------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN               21452
--------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------
                                               DATE OF       TYPE OF     PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE     INSTRUMENT      PRICE      VALUE
--------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                      $0          $0
--------------------------------------------------------------------------------------------

----------------------------------------
CASH
--------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                 $    0
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                        $4,934
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                                  ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------------------

                                                              MONTH: August 2002
                                                                     -----------

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------
                       INSIDERS
------------------------------------------------------
                        TYPE OF   AMOUNT    TOTAL PAID
        NAME            PAYMENT    PAID      TO DATE
------------------------------------------------------
1.   Mike Clark          Salary   $ 7,917   $  216,669
------------------------------------------------------
2.   Jim Craig           Salary   $18,750   $  561,461
------------------------------------------------------
3.   Janie Garrard       Salary   $     0   $    2,625
------------------------------------------------------
4.   Drew Keith          Salary   $18,750   $  555,995
------------------------------------------------------
5    Lena Baker          Salary   $     0   $    7,500
------------------------------------------------------
6    Jim Reeves          Salary   $25,000   $  804,161
------------------------------------------------------
7    John Turnipseed     Salary   $     0   $   41,668
------------------------------------------------------
8    TOTAL PAYMENTS
     TO INSIDERS                  $70,417   $2,190,079
------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                          PROFESSIONALS
--------------------------------------------------------------------------------------------------
                                  DATE OF COURT                                           TOTAL
                                ORDER AUTHORIZING    AMOUNT     AMOUNT    TOTAL PAID     INCURRED
             NAME                    PAYMENT        APPROVED     PAID       TO DATE     & UNPAID *
--------------------------------------------------------------------------------------------------
1.   Lain Faulkner                                             $ 18,123   $ 1,276,709   $   95,036
--------------------------------------------------------------------------------------------------
2.   Haynes and Boone                                          $147,996   $ 5,392,578   $  973,259
--------------------------------------------------------------------------------------------------
3.   The Seabury Group                                         $      0   $ 2,700,000   $        0
--------------------------------------------------------------------------------------------------
4.   Forshey & Prostock                                        $      0   $   365,670   $        0
--------------------------------------------------------------------------------------------------
5.   Price Waterhouse Coopers                                  $      0   $   386,015   $        0
--------------------------------------------------------------------------------------------------
6.   Jay Alix and Associates                                   $      0   $ 1,124,517   $   87,467
--------------------------------------------------------------------------------------------------
7.   Andrews & Kurth                                           $      0   $   995,467   $        0
--------------------------------------------------------------------------------------------------
8.   Jenkins & Gilchrist                                       $      0   $    47,474   $        0
--------------------------------------------------------------------------------------------------
9.   Ford and Harrison                                         $    673   $   269,552   $   16,677
--------------------------------------------------------------------------------------------------
10.  Grant Thornton                                            $      0   $   448,053   $   64,623
--------------------------------------------------------------------------------------------------
11.  Verner Liipfert                                           $      0   $   875,617   $   25,022
--------------------------------------------------------------------------------------------------
12.  The Ivy Group                                             $      0   $    81,900   $        0
--------------------------------------------------------------------------------------------------
13.  Wells Fargo Bank                                          $      0   $ 3,638,706   $        0
--------------------------------------------------------------------------------------------------
14.  Diamond McCarthy Taylor                                   $      0   $   271,487   $  167,819
--------------------------------------------------------------------------------------------------
15.  TOTAL PAYMENTS
     TO PROFESSIONALS                                  $0      $166,792   $17,873,745   $1,429,903
--------------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------
                   SCHEDULED   AMOUNTS
                    MONTHLY      PAID       TOTAL
                    PAYMENTS    DURING      UNPAID
NAME OF CREDITOR      DUE       MONTH    POSTPETITION
-----------------------------------------------------
1.   N/A
-----------------------------------------------------
2.   N/A
-----------------------------------------------------
3.   N/A
-----------------------------------------------------
4.   N/A
-----------------------------------------------------
5.   N/A
-----------------------------------------------------
6.   TOTAL           $0          $0          $0
-----------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                                  ACCRUAL BASIS-7
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------------------

                                                              MONTH: August 2002
                                                                     -----------

----------------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------------------
                                                                                                      YES      NO
-------------------------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                       X
-------------------------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                 X
-------------------------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                                           X
-------------------------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                                                     X
-------------------------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                                     X
-------------------------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                               X
-------------------------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                                                  X
-------------------------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                           X
-------------------------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                 X
-------------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                                                                X
-------------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                                                          X
-------------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                            X
-------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

----------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------------------
                                                                                                      YES      NO
-------------------------------------------------------------------------------------------------------------------

1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                          X
-------------------------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                            X
-------------------------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                               INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------------------
               TYPE OF                                                                             PAYMENT AMOUNT
               POLICY                             CARRIER                  PERIOD COVERED           & FREQUENCY
-------------------------------------------------------------------------------------------------------------------
121 Aircraft Insurance                  Aviation Insurance Services   6/1/2002 - 5/31/2003      600,000   Quarterly
-------------------------------------------------------------------------------------------------------------------
Workers Comp                            Aviation Insurance Services   01/01/2002 - 12/31/2002    62,430    Monthly
-------------------------------------------------------------------------------------------------------------------
Property Insurance                      Aviation Insurance Services   4/1/2002 - 3/31/2003      126,554    Annual
-------------------------------------------------------------------------------------------------------------------
Primary Auto                            Aviation Insurance Services   4/1/2002 - 3/31/2003      126,375    Annual
-------------------------------------------------------------------------------------------------------------------
Flexible spending admin.                Allied Benefits               1/1/2002 - 12/31/2002         149    Monthly
-------------------------------------------------------------------------------------------------------------------
Health insurance-PPO                    CIGNA                         12/1/2001 - 11/30/2002    131,161    Monthly
-------------------------------------------------------------------------------------------------------------------
Health insurance-HMO Indian             CIGNA                         12/1/2001 - 11/30/2002     38,720    Monthly
-------------------------------------------------------------------------------------------------------------------
Health insurance-HMO all other states   CIGNA                         12/1/2001 - 11/30/2002     39,952    Monthly
-------------------------------------------------------------------------------------------------------------------
Dental insurance                        CIGNA                         12/1/2001 - 11/30/2002     25,457    Monthly
-------------------------------------------------------------------------------------------------------------------
Life/AD&D                               CIGNA                         7/1/2001 - 6/30/2002        9,410    Monthly
-------------------------------------------------------------------------------------------------------------------
Long term disability-pilots             Unum                          5/1/2002 - 4/30/2003        2,759    Monthly
-------------------------------------------------------------------------------------------------------------------
Long term disability - non-pilots       Unum                          1/1/2002 - 12/31/2002       2,519    Monthly
-------------------------------------------------------------------------------------------------------------------
Short term disability                   Unum                          1/1/2002 - 12/31/2002         584    Monthly
-------------------------------------------------------------------------------------------------------------------
Vision coverage                         Spectera                      1/1/2002 - 12/31/2002       2,063    Monthly
-------------------------------------------------------------------------------------------------------------------
Life insurance -additional              All American Life             1/1/2002 - 12/31/2002         530    Monthly
-------------------------------------------------------------------------------------------------------------------
401(k) Plan administration              MassMutual                    1/1/2002 - 12/31/2002       1,559    Monthly
-------------------------------------------------------------------------------------------------------------------
Supplemental disability                 AFLAC                         1/1/2002 - 12/31/2002       3,162    Monthly
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                               FOOTNOTES SUPPLEMENT
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                                   ACCRUAL BASIS
----------------------------------------

                                                              MONTH: August 2002
                                                                     -----------

-----------------------------------------------------------------------------------------------------
ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                    FOOTNOTE/EXPLANATION
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      3            8     All cash received into the each subsidiary cash account is swept
-----------------------------------------------------------------------------------------------------
                            each night to Kitty Hawk, Inc. Master Account
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      3           31     All disbursements (either by wire transfer or check), including payroll, are
-----------------------------------------------------------------------------------------------------
                            disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      4            6     All assessments of uncollectible accounts receivable are done
-----------------------------------------------------------------------------------------------------
                            at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
-----------------------------------------------------------------------------------------------------
                            down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      7                  All insurance policies are carried in the name of Kitty Hawk, Inc. and its
-----------------------------------------------------------------------------------------------------
                            subsidiaries. Therefore, they are listed here accordingly.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      4            5     All open accounts receivable were transferred from the following in
-----------------------------------------------------------------------------------------------------
                            connection with their merger into Inc. effective 8/31/02:
-----------------------------------------------------------------------------------------------------
                            OK Turbines (Case #400-42146)
-----------------------------------------------------------------------------------------------------
                            Kitty Hawk Charters (Case #400-42143)
-----------------------------------------------------------------------------------------------------
                            Kitty Hawk International, Inc. (Case #400-42144)
-----------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-1                                          August 2002

8.   OTHER (ATTACH LIST)                                 $273,826,522 Reported
                                                         ------------
        Intercompany Receivables                          272,161,613
        A/R Other                                             248,094
        A/R IBS                                                46,986
        A/R Reconciling item                                  (18,352)
        Deferred Taxes                                        776,266
        Deposits - Other                                      120,916
        Deposits - Retainers                                  490,999
                                                         ------------
                                                          273,826,522 Detail
                                                         ------------
                                                                   -- Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                             7,226,860 Reported
                                                         ------------
        KBK Loan costs                                         75,000
        Bond offering costs                                 7,151,860
                                                         ------------
                                                            7,226,860 Detail
                                                         ------------
                                                                   -- Difference

15.  OTHER (ATTACH LIST)                                  138,370,015
                                                         ------------
        Investment in KH Aircargo                               1,000
        Investment in KH International                     81,974,302
        Investment in Longhorn                              2,266,436
        Investment in KH Cargo                             54,128,277
                                                        -------------
                                                          138,370,015 Detail
                                                        -------------
                                                                   -- Difference

22.  OTHER (ATTACH LIST)                                 $    160,271 Reported
                                                         ------------
        Accrued expenses                                      157,890
        Customer deposits                                      72,968
        R/C professional fees                                (528,403)
        Accrued interest                                       72,543
        Accrued health savings                                407,486
        A/P Aging reconciling item                            (24,454)
        Accrued 401(k)                                          2,241
                                                         ------------
                                                              160,271 Detail
                                                         ------------
                                                                   -- Difference

27.  OTHER (ATTACH LIST)                                 $ 28,849,513 Reported
                                                         ------------
        Deferred Taxes                                     31,006,505
        Accrued Taxes payable                             (17,685,739)
        Interest payable                                   15,528,747
                                                         ------------
                                                           28,849,513 Detail
                                                         ------------
                                                                   -- Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16.  NON-OPERATING INCOME (ATT. LIST)                         (16,004)Reported
                                                           ----------
        Interest Income                                       (16,004)
                                                           ----------
                                                              (16,004)Detail
                                                                   -- Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                   42,084,867 Reported
                                                           ----------
        Transfers from Charters                                57,900
        Transfers from Cargo                                9,719,680
        Transfers from Aircargo                            31,554,609
        Transfers from OKT                                         --
        Transfers from International                               --
        Cash deposits - non-lockbox                           412,612
        Interest income                                        15,109
        Misc Deposits                                         324,957
        NSF Checks

                                                           ----------
                                                           42,084,867 Detail
                                                           ----------
                                                                   -- Difference
                                                           ----------

25.  OTHER  (ATTACH LIST)                                  10,478,154 Reported
                                                           ----------
        Wires
        Checks
        Fuel                                                2,084,243
        Ground Handling                                     1,152,597
        Transfer cash to Restricted Cash                    6,000,000
        Trucking                                              379,156
        Customs/Parking/Landing                               326,681
        Inc. 401(k)                                           153,124
        Simulator/Communication/Other Training                 55,125
        Building maintenance/security                          54,150
        Contract Labor                                         93,668
        Office                                                 65,728
        Charts/Manuals                                         27,182
        Containers                                             13,601
        Employee Expenses                                      31,682
        Shipping                                               24,747
        Shutdown costs                                          6,276
        Asset purchase                                          5,600
        Refunds/Claims                                         26,875
        Bank charges                                            6,542
        Software                                               24,750
                                                           ----------

                                                           ----------
                                                           10,478,154 Detail
                                                                   -- Difference